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                                                                   EXHIBIT 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Brazil Fast Food Corp. (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Ricardo Figueiredo Bomeny, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 15, 2003                /s/  Ricardo Figueiredo Bomeny
                                    -------------------------------------------
                                    Ricardo Figueiredo Bomeny
                                    Chief Executive Officer and Acting Chief
                                    Financial Officer


        A signed original of this written statement required by Section 906 has been provided to Brazil Fast Food Corp. and will be retained and furnished to the Securities and Exchange Commision or its staff upon request.